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                                                                   Exhibit 10.22

                 AMENDMENT, MODIFICATION AND EXTENSION AGREEMENT

     This Amendment, Modification and Extension Agreement is made as of November 16, 2002, between REPUBLIC CREDIT CORPORATION I ("Republic") of Denver, Colorado (Creditor), and MURDOCK COMMUNICATIONS CORPORATION ("MCC") of Cedar Rapids, Iowa (Debtor) and SILENT WOMAN, L.L.C. ("SW") of Cedar Rapids, Iowa. Republic, MCC, and SW shall collectively be referred to herein as "the Parties".

     WHEREAS, the Parties have previously entered into a Compromise, Settlement and Mutual Release Agreement, executed by MCC and SW on June 20, 2002; and

     WHEREAS, Paragraph 7.1 CLOSING contains a deadline of midnight December 31, 2002; and

     WHEREAS, the parties wish to provide for an extension of that deadline.

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Parties hereby agree as follows:

     1. A copy of the Compromise, Settlement and Mutual Release Agreement is attached hereto as Exhibit 1, and incorporated herein by this reference.

     2. This Amendment, Modification and Extension Agreement is intended to amend and modify certain provisions of Paragraph 7.1 CLOSING, contained in "SECTION SEVEN MISCELLANEOUS" of the Compromise, Settlement and Mutual Release Agreement by adding the following sentence to the end of current Paragraph 7.1:

          If MCC requests any extensions of the December 31, 2002 date in the previous sentence, then Republic shall grant to MCC up to three (3) additional one-month extensions on the following basis: Each one-month extension shall be granted to MCC provided that Republic has received $10,000.00 in good and available funds prior to the first day of the month for each such extension. Republic shall not extend the expiration date beyond March 31, 2003.

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          Republic's wiring instructions are as follows:

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          Wells Fargo Bank West, NA
          ABA:  102000076
          Account Number:  1448019867
          For further credit to:  Republic Credit Corporation I
          Reference:  Murdock Communications Corp/000-0875-03/RCCI

     3. The Parties agree that this Amendment, Modification and Extension Agreement complies with Paragraph 7.2 of the Compromise, Settlement and Mutual Release Agreement, (see Exhibit 1).

     4. The Parties further agree that the Compromise, Settlement and Mutual Release Agreement remains in full force and effect as to all other terms and conditions contained therein, not expressly amended, modified or extended herein.

     IN WITNESS WHEREOF, the Parties have executed this Agreement.

     REPUBLIC CREDIT CORPORATION I


     By:/s/ Robert S. Possehl
        -----------------------------------               ----------------------
            Robert S. Possehl                             Date
            Vice President


     MURDOCK COMMUNICATIONS CORPORATION


     By:/s/ Wayne Wright
        -----------------------------------               ----------------------
            Principal Accounting Officer                  Date


     By:
        -----------------------------------               ----------------------
            Attorney for MCC                              Date


     SILENT WOMAN, L.L.C.


     By:/s/ James Arenson
        -----------------------------------               ----------------------
            James Arenson, Member                         Date